Filed by Perfumania Holdings, Inc. pursuant to Rule 425

under the Securities Act of 1933 and deemed filed pursuant to

Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: Parlux Fragrances, Inc.

Commission File No. 0-15491

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011

Perfumania Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-19714	65-0977964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Sawgrass Drive, Suite 2

Bellport, NY 11713

(Address of Principal Executive Offices)(Zip Code)

(631) 866-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Members of senior management and a principal shareholder of Perfumania Holdings, Inc. (“Perfumania”) have had preliminary discussions with Parlux Fragrances, Inc. (“Parlux”) regarding the possible terms of an acquisition by Perfumania of Parlux, which is one of Perfumania’s largest trading partners. Based upon these preliminary discussions, representatives of Perfumania and Parlux may continue to engage in discussions regarding a potential combination of the two companies; however they are under no obligation to do so. There can be no assurance that any agreement between Perfumania and Parlux regarding a potential business combination will ever be reached, or if such an agreement is reached, that such a transaction will be consummated. Perfumania does not intend to make any further comment on this subject unless and until an agreement is reached.

CERTAIN INFORMATION CONCERNING THE PROPOSED PARTICIPANTS

If any agreement with respect to a business combination were reached, it would require shareholder approval. In that case, Perfumania, Parlux and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from shareholders. A list of the names of those directors and executive officers and descriptions of their interests in Perfumania and Parlux would be contained in the joint proxy statement / prospectus which Perfumania would file with the SEC. Shareholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement / prospectus if and when it becomes available.

IMPORTANT INFORMATION FOR INVESTORS

This Form 8-K relates to a possible business combination between Perfumania and Parlux that would become the subject of a registration statement, which would include a joint proxy statement / prospectus, which Perfumania would file with the SEC. This Form 8-K is not a substitute for any such joint proxy statement / prospectus or any other document that Perfumania or Parlux may file with the SEC or that Perfumania or Parlux may send to their shareholders in connection with the possible combination. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT / PROSPECTUS THAT WOULD BE PART OF THE REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION. All documents filed by Perfumania, will be available when filed, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Perfumania through Investor Relations at investorrelations@perfumaniaholdingsinc.com or 631-866-4100.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.

Date: August 10, 2011	By:	/s/ Donna L. Dellomo
Donna L. Dellomo Chief Financial Officer

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